MML SERIES INVESTMENT FUND II
MML Asset Momentum Fund
Supplement dated August 8, 2019 to the
Statement of Additional Information dated May 1, 2019
This supplement provides new and additional information beyond that contained in the Statement of Additional Information (“SAI”) and any previous supplements. It should be retained and read in conjunction with the SAI and any previous supplements.
The following information replaces similar information found on page B-47 under the heading Non-Fundamental Investment Restrictions of the Funds in the section titled Investment Restrictions of the Funds:
(1) except with respect to MML Asset Momentum, to the extent required by applicable law at the time, purchase additional securities when its borrowings, less amounts receivable on sales of portfolio securities, exceed 5% of its total assets.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
SAI L8063-19-03